                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Lexicon Genetics Incorporated's previously filed Registration Statement on Form S-8 (Registration No. 333-41532) dated July 14, 2000.



ARTHUR ANDERSEN LLP


Houston, Texas
March 12, 2001